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                                                                   Exhibit 10.25

                           Old Gettysburg Associates
                           4718 Old Gettysburg Road
                            Mechanicsburg, PA 17055

                       First Addendum to Lease Agreement
                       ---------------------------------

THIS FIRST AMENDMENT (this "First Amendment") is made as of the ___ day of June, 1999, by and between OLD GETTYSBURG ASSOCIATES, a Pennsylvania general partnership ("Landlord"), and SELECT MEDICAL CORPORATION, a Delaware corporation ("Tenant").

                                  BACKGROUND:

A. Landlord and Tenant are parties to that certain Office Lease Agreement dated June 15, 1999, (the "Lease"), pursuant to which Landlord leased to Tenant, and Tenant hired from Landlord, approximately 8,205 rentable square feet of space in the building located at 4718 Old Gettysburg, Road, Mechanicsburg, Pennsylvania. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

B. Landlord desires to lease additional space in the Building to Tenant, and Tenant desires to hire additional space in the Building from Landlord.

C. Landlord and Tenant now desire to amend the Lease as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and intending to be legally bound hereby, Landlord and Tenant agree as follows:

1. Tenant hereby agrees to lease from Landlord, and Landlord hereby agrees to lease to Tenant, approximately 3865 rentable square feet of space on the first floor of the Building designated as Suite 111 and more particularly described on Exhibit A to this Amendment, attached hereto and made a part hereof.

2. Tenant shall take the space AS-IS.

3. The Lease Term shall be from June 1, 1999 through December 31, 1999 or date of Tenant's occupation of 4716 Old Gettysburg Road, if later.

4. Monthly Rent for the additional space shall be $5,269.28.

5. All other terms and conditions contained in the Lease and not amended hereby remain in full force and effect.
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IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be duly executed as of the Lease Commencement date of June 1, 1999.

                                Landlord:
                                Old Gettysburg Associates
                                a Pennsylvania general partnership

Witness: Illegible              By: /s/ Michael E. Salerno         Date: 6/17/99
        ----------------------     -------------------------            --------
                                    Michael E. Salerno
                                    Agent for Owner

                                Tenant:

                                Select Medical Corporation
                                a Delaware Corporation

Attest: /s/ Michael E. Tarvin   By: /s/ Scott A. Romberger         Date: 6/1/99
       ------------------------    -------------------------            --------
       Michael Tarvin              Scott A. Romberger
       Secretary                   Vice President